8-K 1 form8k.htm FORM 8-K DATED December 17, 2012

Standard Industrial Classification Code 3826

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2012

Arrayit Corporation

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

524 East Weddell Drive

Sunnyvale, CA  94089

(Address of principal executive offices)

Rene A. Schena

524 East Weddell Drive

Sunnyvale, CA  94089

(Name and address of agent for service)

408-744-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SUNNYVALE, California – December 17, 2012 – Arrayit Corporation (OTCBB: ARYC) announces that as of December 12, 2012, Mr. John Howell, President and CEO of its majority owned subsidiary, Arrayit Diagnostics, Inc., has resigned his position.  Effective December 15, 2012, Mr. Steven Scott was appointed to replace John Howell in all his capacities.  Further, Arrayit Diagnostics, Inc has elected not to pursue the opportunity with Yarra.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: December 17, 2012	By: /s/ Rene A. Schena
Name: Rene A. Schena Title: Chief Executive Officer